INVESTMENT ADVISER OF
SPECIAL INVESTMENT PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV TRADITIONAL
SPECIAL EQUITIES FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND
DISBURSING AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.



EV TRADITIONAL SPECIAL EQUITIES FUND
24 FEDERAL STREET
BOSTON, MA 02110

                                                                    T-SESRC-2/96
[logo]

EV TRADITIONAL
SPECIAL EQUITIES
FUND


ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1995

To Shareholders

During the year ending December 31, 1995, EV Traditional Special Equities Fund had a total return of 23.3%. That return was the result of an increase in net asset value to $7.98 per share from $6.88 per share and the reinvestment of $0.49 in capital gain distributions. By comparison, the S&P 500, an unmanaged index of common stocks, had a total return of 37.4% for the same period.

The United States economy remained remarkably steady during 1995, bringing investors into a favorable period of slow growth and low inflation. The nation's annualized rate of economic growth was 2.7% in the first quarter and 1.3% in the second quarter of the year, rising to 4.2% in the third quarter. It was expected to decline below 3% during the fourth quarter.

 The crucial issue during the first half of the year was whether the FederalReserve's previous tightening of its target federal funds rate would cause a recession or would merely slow the economy's growth. As the year progressed, it became clear that the Fed successfully engineered a "soft landing."

In July the Fed lowered the federal funds rate by a quarter of a percentage point, the first downward change since September, 1992. Another quarter-point decrease was announced in December. These changes helped the economy continue to advance at a slow but steady pace and provided impetus for the stock market.

The Fund's underperformance can be attributed in part to the fact that mid-cap stocks, which the Portfolio targets, somewhat underperformed the market. The underperformance also was caused by the selection of several stocks, some in the technology sector, that posted earnings results lower than were generally anticipated. Portfolio Manager Clifford H. Krauss will discuss these results in greater detail on the pages that follow this letter.

While past trends cannot guarantee future performance, we believe that an investment in growth stocks will provide a satisfactory long term total return.

[Photo of James B. Hawkes]

Sincerely,

/s/ James B. Hawkes

James B. Hawkes,
President
February 21, 1996





                             EV TRADITIONAL SPECIAL
                                  EQUITIES FUND
                        10 LARGEST COMMON STOCK HOLDINGS*

Federal National Mortgage Assn..................................Housing finance
FIserv Inc.............................................Data processing services
Boston Scientific Corp..........................................Medical devices
Anadarko Petroleum Corp.....................................Oil/gas exploration
Triton Energy Corp..........................................Oil/gas exploration
Cisco Systems Inc.....................................Computer network products
Mutual Risk Mgmnt. Ltd. ........................................Risk management
Ceridian Corp.........................................Computer/finance services
Frontier Corp....................................Diversified telecommunications
Scholastic Corp...........................................Educational publisher

*By market value as of 12/31/95

Management Report


An interview with Clifford H. Krauss, Vice President and Manager of SpecialEquities Portfolio.

Q.  CLIFF, HOW WOULD YOU DESCRIBE THE INVESTMENT CLIMATE OF THE PAST YEAR?

A. This was a remarkable market for stock investors. The S&P 500, an unmanaged index of large-capitalization common stocks, rose 37.4%, the index's best year since 1958. During the first half of the year, technology stocks were the top performers. During the second half of the year, the market became more selective, punishing companies for earnings disappointments. Late in the year, technology stocks declined, while biotechnology and oils posted large gains.

Q.  HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A. In absolute terms and in most markets, the Fund's performance during 1995 would be considered good. However, when compared with the high returns posted by the S&P 500, the Fund did poorly. There were two principal reasons for this. First, we were somewhat late in adding technology issues. And second, some companies, including some technology issues, reported earnings shortfalls that neither we nor Wall Street in general anticipated. Those shortfalls caused the prices of those stocks to decline.

Q.  WHAT KIND OF PROBLEMS DID THOSE STOCKS ENCOUNTER?

A. The example of Wabash National demonstrates what can go wrong. Long-term investors know that in the past, we've been enthusiastic about this company, which manufactures truck trailers that can be carried on railroad cars. However, the economic slowdown hit the company more than it anticipated. We had been trimming our holdings in any case, but still held some stock when the company announced lower-than-expected earnings. The stock's price fell on that bad news.

Q.  DID YOU HAVE ANY SUCCESSES WITH TECHNOLOGY STOCKS DURING THE YEAR?

A. We were happy with the performance of FIserv, a company that provides data processing for banks, and Cisco Systems, a company that is a leader in developing switching systems for computer networks.

Q.  WHAT OTHER SUCCESSFUL STOCKS WERE AMONG THE HOLDINGS THIS YEAR?

A. We've held one, Boston Scientific, for a number of years.In fact, we bought a position in this company when it first went public. We went through a period when the stock underperformed, and increased our position because we believed that it eventually would do well. That long-term outlook was rewarded during 1995, when the price of Boston Scientific increased more than 183%.

Q. Did the interest rate decline have a direct effect on any of the holdings?

A. While the market in general gained when the Federal Reserve lowered its rates, there is a whole category of interest rate sensitive stocks -- the financial sector -- that benefits even more when interest rates drop. Federal National Mortgage Association performed very well, especially when interest rates dropped more than expected.

Q.  DID YOU MOVE THE PORTFOLIO INTO ANY NEW SECTORS DURING 1995?

A. Yes. We built up a position in the energy sector for the first time in several years. We've invested in companies focused on exploration, companies that are creative in their efforts. Triton EnergyCorp. has performed especially well. Triton has conducted successful explorations for oil in Colombia and for natural gas in Thailand. It should generate significant cash flow in the future and the stock's value is rising accordingly.

Q.  ARE THERE OTHER ENERGY STOCKS THAT LOOK PROMISING?

A. Yes. Anadarko Petroleum Corp. has done well because its exploration for oil in Algeria has been a real success. It's possible that full development of what Anadarko has found inAlgeria may actually exceed the company's current earnings and cash flow.

Q.  HOW ABOUT OTHER SECTORS?

A. We believe there may be some opportunities in the entertainment and communications sectors, so we'll be considering the possibility of selectively picking stocks in those sectors.We already held stock in Comcast, a cable television company, and during 1995 we added a position in Gaylord Entertainment, which owns The Nashville Network, among other properties.

    Another promising sector is environmental services, and here we've acquired stocks in three companies,Sanifill, USA Waste and United Waste Systems. All are strong companies within their geographic areas, have strong operational teams and are continuing to acquire smaller companies in their areas.

Q.  HOW DO YOU VIEW 1996 IN TERMS OF THE FUND'S INVESTMENTS?

A. Overall economic conditions remain favorable for stock investors. Inflation continues to be low and the economy is growing slowly. However, there appears to be a considerable amount of volatility in the market because prices are at all-time highs. I expect that at times, you'll see profit-taking, which will cause price fluctuations.

    While it seems unlikely that the market could experience as positive a year as it did in 1995, we believe that those who invest in stocks that demonstrate the potential for growth will be rewarded in the long term.

[Photo of Clifford H. Krauss]

CLIFFORD H. KRAUSS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        EV TRADITIONAL SPECIAL EQUITIES FUND AND THE S&P 500 STOCK INDEX
               From December 31, 1985, through December 31, 1995

               -------------------------------------------------
               AVERAGE ANNUAL              1       5         10
                  RETURNS                Year     Year      Year
               -------------------------------------------------
               Incl. Max. Sales Charge   17.5%    11.6%      9.4%
               -------------------------------------------------
               Excl. Max. Sales Charge   23.3%    12.7%      9.9%
               -------------------------------------------------

         Label               A             B
 Label   DATE          T.S. Equities    S&P 500
-----------------------------------------------
  1     12/85              9528          10000
  2      1/86              9822          10024
  3      2/86             10522          10740
  4      3/86             10704          11404
  5      4/86             11070          11243
  6      5/86             11508          11808
  7      6/86             11341          12074
  8      7/86             10318          11365
  9      8/86             10496          12174
 10      9/86              9300          11235
 11     10/86              9708          11849
 12     11/86              9483          12104
 13     12/86              9369          11862
 14      1/87             10633          13425
 15      2/87             11283          13920
 16      3/87             11161          14391
 17      4/87             10697          14226
 18      5/87             11011          14312
 19      6/87             11040          15109
 20      7/87             11412          15838
 21      8/87             11919          16392
 22      9/87             11768          16106
 23     10/87              8989          12601
 24     11/87              8424          11526
 25     12/87              9560          12476
 26      1/88              9641          12980
 27      2/88             10340          13523
 28      3/88             10247          13186
 29      4/88             10294          13310
 30      5/88             10107          13352
 31      6/88             10748          14059
 32      7/88             10445          13983
 33      8/88             10067          13444
 34      9/88             10544          14104
 35     10/88             10410          14470
 36     11/88             10212          14197
 37     12/88             10632          14534
 38      1/89             11034          15568
 39      2/89             10894          15117
 40      3/89             11109          15562
 41      4/89             11704          16342
 42      5/89             12362          16916
 43      6/89             11977          16933
 44      7/89             12706          18430
 45      8/89             13020          18715
 46      9/89             13247          18744
 47     10/89             12991          18272
 48     11/89             13119          18574
 49     12/89             13137          19125
 50      1/90             12118          17809
 51      2/90             12659          17961
 52      3/90             13230          18547
 53      4/90             12901          18048
 54      5/90             14680          19708
 55      6/90             15053          19708
 56      7/90             14530          19605
 57      8/90             12951          17756
 58      9/90             12347          17013
 59     10/90             11613          16899
 60     11/90             12677          17912
 61     12/90             13466          18530
 62      1/91             14831          19299
 63      2/91             16130          20597
 64      3/91             17086          21211
 65      4/91             16710          21219
 66      5/91             17845          22037
 67      6/91             16684          21165
 68      7/91             18009          22114
 69      8/91             18484          22549
 70      9/91             18240          22296
 71     10/91             19012          22560
 72     11/91             18418          21569
 73     12/91             21185          24151
 74      1/92             21007          23670
 75      2/92             21252          23897
 76      3/92             20028          23543
 77      4/92             19160          24200
 78      5/92             19071          24223
 79      6/92             18315          23992
 80      7/92             19316          24937
 81      8/92             18960          24338
 82      9/92             19338          24748
 83     10/92             19850          24800
 84     11/92             21408          25550
 85     12/92             21760          25988
 86      1/93             22220          26171
 87      2/93             20622          26446
 88      3/93             21034          27120
 89      4/93             19339          26430
 90      5/93             20671          27031
 91      6/93             20598          27248
 92      7/93             20259          27103
 93      8/93             21300          28036
 94      9/93             21929          27950
 95     10/93             22147          28492
 96     11/93             21663          28124
 97     12/93             22008          28596
 98      1/94             22295          29525
 99      2/94             22165          28638
100      3/94             20233          27521
101      4/94             20233          27838
102      5/94             19684          28183
103      6/94             18640          27639
104      7/94             18901          28509
105      8/94             20624          29581
106      9/94             19998          28989
107     10/94             20389          29594
108     11/94             19554          28425
109     12/94             19895          28984
110      1/95             19693          29688
111      2/95             20532          30759
112      3/95             21023          31798
113      4/95             21023          32687
114      5/95             21254          33874
115      6/95             21746          34823
116      7/95             23047          35929
117      8/95             23684          35918
118      9/95             23626          37582
119     10/95             22758          37395
120     11/95             23712          38930
121     12/95             24533          39837

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

THE FUND'S PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, the above performance chart compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Stock Index.

THE TOTAL RETURN FIGURES
The solid line on the chart represents the Fund's performance, and includes the Fund's maximum current sales charge of 4.75%. The Fund's total return figure reflects Fund expenses and Portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The dotted line represents the performance of the S&P 500 Stock Index, a broad-based, widely recognized unmanaged index of 500 common stocks.The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                     EV TRADITIONAL SPECIAL EQUITIES FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Special Investment Portfolio
   (Portfolio), at value (Note 1A)                               $70,485,484
  Receivable for Fund shares sold and dividend
   reinvestments                                                     138,224
                                                                 -----------
      Total assets                                                70,623,708
LIABILITIES:
  Payable for Fund shares redeemed                     $136,682
  Payable to affiliate --
    Trustees' fees                                          427
  Accrued organization expense                            2,942
  Accrued expenses                                       27,253
                                                       --------
      Total liabilities                                              167,304
                                                                 -----------
NET ASSETS for 8,827,299 shares of beneficial
 interest outstanding                                            $70,456,404
                                                                 ===========
SOURCES OF NET ASSETS:
  Proceeds from sales of shares (including shares
    issued to shareholders electing to receive
    payment of distributions in shares), less cost
    of shares redeemed                                           $50,261,299
  Unrealized appreciation of investments                          20,186,475
  Accumulated undistributed net realized gain on
    investments                                                        8,630
                                                                 -----------
      Total net assets                                           $70,456,404
                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 ($70,456,404 / 8,827,299 shares of beneficial
    interest)                                                      $ 7.98
                                                                   ======
COMPUTATION OF OFFERING PRICE:
 Offering price per share (100/95.25 of $7.98)                     $ 8.38
                                                                   ======
On sales of $100,000 or more, the offering price is reduced.

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                       For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio
    (net of foreign taxes, $235)                                  $   349,722
  Interest income allocated from Portfolio                            299,727
  Expenses allocated from Portfolio                                  (518,018)
                                                                  -----------
      Total investment income                                     $   131,431
  Expenses --
    Compensation of Directors not members of the
      Investment Adviser's organization             $       550
    Custodian fees                                        8,002
    Service fees (Note 4)                                50,623
    Transfer and dividend disbursing agent fees          53,234
    Printing and postage                                 38,878
    Legal and accounting services                        14,108
    Registration fees                                    25,869
    Amortization of organization expenses
      (Note 1D)                                          12,248
    Miscellaneous                                         9,342
                                                    -----------
      Total expenses                                                  212,854
                                                                  -----------
        Net investment loss                                       $   (81,423)
REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain on investments (identified
    cost basis) --                                  $ 4,156,583
  Change in unrealized appreciation of investments   10,008,882
                                                    -----------
        Net realized and unrealized gain
          on investments                                           14,165,465
                                                                  -----------
          Net increase in net assets resulting
            from operations                                       $14,084,042
                                                                  ===========

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                   --------------------------
                                                       1995          1994
                                                   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                            $   (81,423)  $   (120,323)
    Net realized gain on investments                 4,156,583      6,224,249
    Unrealized appreciation (depreciation) of
      investments                                   10,008,882    (13,248,458)
                                                   -----------   ------------
      Net increase (decrease) in net assets
        resulting from operations                  $14,084,042     (7,144,532)
                                                   -----------   ------------
  Distributions to shareholders --
    From net realized gain on investments          $(4,111,614)  $ (6,183,757)
    From tax return of capital                          --            (30,146)
                                                   -----------   ------------
      Total distributions to shareholders          $(4,111,614)  $ (6,213,903)
                                                   -----------   ------------
  Net decrease from Fund share transactions
   (Note 2)                                         (3,368,326)  $   (921,158)
                                                   -----------   ------------
      Total increase (decrease) in net assets      $ 6,604,102   $(14,279,593)
NET ASSETS:
  At beginning of year                              63,852,302     78,131,895
                                                   -----------   ------------
  At end of year                                   $70,456,404   $ 63,852,302
                                                   ===========   ============

    The accompanying notes are an integral part of the financial statements

                                          FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------
                                          1995           1994           1993           1992          1991***
                                         -------        -------        -------        -------        -------
NET ASSET VALUE -- Beginning of
 year                                    $ 6.880        $ 8.430        $ 8.990        $ 9.520        $ 6.810
                                         -------        -------        -------        -------        -------
  Income from operations:
    Net investment income (loss)         $(0.009)       $(0.013)       $(0.018)       $ 0.006        $ 0.004
    Net realized and unrealized
     gain (loss) on investments            1.599         (0.807)         0.108          0.239          3.776
                                         -------        -------        -------        -------        -------
      Total income (loss) from
       operations                        $ 1.590        $(0.820)       $ 0.090        $ 0.245        $ 3.780
                                         -------        -------        -------        -------        -------
  Less distributions:
    From net realized gain               $(0.490)       $(0.727)       $(0.650)       $(0.775)       $(1.070)
    From tax return of capital              --           (0.003)           --             --             --
                                         -------        -------        -------        -------        -------
      Total distributions                $(0.490)       $(0.730)       $ 0.650)       $(0.775)       $(1.070)
                                         -------        -------        -------        -------        -------
NET ASSET VALUE -- End of year           $ 7.980        $ 6.880        $ 8.430        $ 8.990        $ 9.520
                                         =======        =======        =======        =======        =======
TOTAL RETURN(1)                           23.31%        (9.60)%          1.14%          2.71%         57.33%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000's omitted)                       $70,456       $ 63,852        $78,132        $76,544        $77,324
  Ratio of net expenses to average
   net assets*                             1.08%          1.02%          1.01%          0.96%          0.94%
  Ratio of net investment income
   to average net assets                 (0.12)%        (0.17)%        (0.30)%          0.07%          0.05%
PORTFOLIO TURNOVER**                        --             37%             73%            48%            41%
  *Includes the Fund's share of Special Investment Portfolio's allocated expenses for the periods subsequent to
   August 1, 1994.
 **Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
***Audited by previous auditors.
(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Traditional Special Equities Fund (the Fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. On August 2, 1994, the Fund transferred substantially all of its investable assets to the Special Investment Portfolio (the Portfolio). Prior to this date the Fund's name was Eaton Vance Special Equities Fund. The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (95.3% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applic-able to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,111,614 as capital gain dividends for its taxable year ended December 31, 1995.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and dividends to shareholders are recorded on the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal tax purposes. Gains or loss on the sale of investments is determined on the identified cost basis.

F. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) FUND SHARES
The Fund under its indenture of trust is authorized to issue unlimited shares of $0.50 par value. Transactions in Fund shares were as follows:

                                      YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------
                                 1995                         1994
                       ------------------------    --------------------------
                        SHARES        AMOUNT         SHARES         AMOUNT
                       ---------     ----------    ----------     -----------
Sales                  1,277,190    $ 9,721,796    23,121,866    $181,853,726
Shares issued in
 reinvestment of
 distributions           452,980      3,517,230       785,094       5,336,802
Shares redeemed       (2,180,286)   (16,607,352)  (23,895,612)   (188,111,686)
                       ---------    -----------    ----------    ------------
    Net increase
     (decrease)         (450,116)   $(3,368,326)       11,348    $   (921,158)
                       =========    ===========    ==========    ============

------------------------------------------------------------------------------

(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $9,827,442 and $17,402,267, respectively.
------------------------------------------------------------------------------

(4) SERVICE PLAN
The Trustees of the Fund adopted a Service Plan on July 7, 1993 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan replaced the Fund's distribution plan which became effective on June 12, 1989. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold on or after June 12, 1989 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. During the year ended December 31, 1995 the Fund made payments of $50,623 under the Plan to the Principal Underwriter and Authorized Firms.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV TRADITIONAL SPECIAL EQUITIES FUND, A SERIES OF EATON VANCE SPECIAL INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of EV Traditional Special Equities Fund (formerly Eaton Vance Special Equities
Fund), a series of Eaton Vance Special Investment Trust, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, presented herein, was audited by other auditors whose report dated January 21, 1992, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Special Equities Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


                                              COOPERS & LYBRAND L.L.P.


BOSTON MASSACHUSETTS
FEBRUARY 2, 1996

-------------------------------------------------------------------

                         SPECIAL INVESTMENT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995

-------------------------------------------------------------------
                            COMMON STOCKS - 92.4%
-------------------------------------------------------------------
NAME OF COMPANY                            SHARES          VALUE
-------------------------------------------------------------------
BUSINESS SERVICES - 9.9%
BISYS Group, Inc.*                         22,000       $   676,500
Services financial institutions with
  computer, administrative and
  marketing support data processing
  services.
Ceridian Corp.*                            40,000         1,650,000
Provides payroll processing and other
  employer services, media and market
  research.
Corestaff Inc.*                            10,000           365,000
Temporary employment services agency.
Danka Business Systems PLC, ADR            20,000           740,000
An independent provider of
  maintenance and service for office
  copying machines.
FIserv Incorporated*                       93,500         2,805,000
Provider of data processing services
  to banks and savings institutions,
  benefiting from outsourcing trend.
G&K Services, Inc.                         42,200         1,076,100
Rents and launders uniforms and other
  textile products.
                                                        -----------
                                                        $ 7,312,600
                                                        -----------
COMMUNICATIONS - 9.4%
Cellular Communications of Puerto
  Rico*                                    15,000       $   416,250
Provider of wireless cellular
  telephone services.
Comcast Corp.                              70,000         1,273,125
Cable TV and Cellular telephone
  operator.
Evergreen Media Corp. Class A*             35,000         1,120,000
Operator of major market AM and FM
  radio stations.
Frontier Corp.                             55,000         1,650,000
Formerly Rochester Telephone Corp.,
  provides local telephone and
  communications services.
Intelcom Group, Inc.*                      50,000           618,750
Provider of alternative access
  telecommunication services and
  international satellite uplink
  teleports.
MFS Communications Co., Inc.*              20,000         1,065,000
Provider of fiber-optic based
  telecommunications services
  primarily to businesses.
Nokia Corp.                                20,000           777,500
International wireless handset and
  infrastructure equipment
  manufacturer.
                                                        -----------
                                                        $ 6,920,625
                                                        -----------

COMPUTER EQUIPMENT - 1.1%
Motorola Inc.                              15,000       $   855,000
Leading worldwide producer of                           -----------
  wireless communication systems and
  equipment, major manufacturer of
  semiconductors.

COMPUTER SOFTWARE - 8.7%
Banyan Inc.*                               75,000       $   768,750
Provider of networking software
  products for large, complex
  computer networks.
Checkfree Corp.*                            2,000            43,000
Provider of electronic banking
  software products and services.
3Com Corp.*                                21,200           988,450
Designs, manufactures and distributes
  intelligent hubs and other computer
  networking products.
Davidson & Associates, Inc.*               25,000           550,000
Developer and distributor of
  educational software products.
DST Systems, Inc.*                          8,500           242,250
Provider of software and back office
  computer services to the mutual
  fund industry.
Inso Corp.*                                20,000           850,000
Developer of software tools used for
  proofing, reference and information
  management.
Interleaf Inc.*                            35,000           354,375
Provider of software used to compare,
  edit and print complex documents.
Intersolv Inc.*                            55,000           708,125
Provider of software development
  tools.
Novell, Inc.*                              40,000           570,000
Leading provider of network software
  systems.
Objective Systems Integrator*              10,000           547,500
Provider of object-oriented, client
  server software for network
  operations, support and management.
Silicon Graphics, Inc.*                    30,000           825,000
Produces computer systems used for
  the design, analysis, and
  simulation of three dimensional
  objects.
                                                        -----------
                                                        $ 6,447,450
                                                        -----------
CONSUMER PRODUCTS - 0.3%
Boston Beer Co. Class A*                    4,600       $   109,250
Leading micro-brewery primarily under
  the Samuel Adams brand-name.
Estee Lauder Companies*                     3,800           132,525
International cosmetics company.
                                                        -----------
                                                        $   241,775
                                                        -----------
ELECTRONICS & INSTRUMENTATION - 10.0%
Cisco Systems, Inc.*                       25,000       $ 1,865,625
Manufacturer of routers that connect
  computer networks.
Intel Corp.                                25,000         1,418,750
World's leading semiconductor
  manufacturer, also produces
  microcomputer components, modules
  and systems.
Linear Technology Corp.                    20,000           785,000
Manufacturer of high performance
  linear integrated circuits.
MEMC Electronic Materials, Inc.*           25,000           815,625
Leading producer of silicon wafers
  used to create integrated circuits.
Mentor Graphics Corp.*                     80,000         1,460,000
Developer of electronic design
  automation systems used in complex
  electronic products.
Microchip Technology, Inc.*                20,000           730,000
Leading producer of field
  programmable micro-controllers.
Zoran Corp.*                               15,000           311,250
Developer and marketer of integrated
  circuits for digital video and
  audio compression applications.
                                                        -----------
                                                        $ 7,386,250
                                                        -----------
ENERGY - 7.5%
Anadarko Petroleum Corp.                   40,000       $ 2,165,000
A leading independent company in oil
  and gas exploration, development
  and production.
Pogo Producing Co.                         50,000         1,412,500
Independent oil and gas exploration
  and production company active in
  the U.S. and Thailand
Triton Energy Corp.                        35,000         2,008,125
Independent oil and gas exploration
  and production company focusing on
  international prospects especially
  a major Colombian oil discovery.
                                                        -----------
                                                        $ 5,585,625
                                                        -----------
ENTERTAINMENT - 5.7%
Circus Circus Enterprises, Inc.*           47,000       $ 1,310,125
Major casino facilities in Las Vegas.
  Also operates hotels.
Gaylord Entertainment                      30,000           832,500
Producer of The Nashville Network and
  Country Music Television Network
  and operator of the Opryland
  amusement park.
Mirage Resorts, Inc.*                      25,000           862,500
Nevada based gaming resort operator.
Players International, Inc.*               42,500           454,219
Operates riverboat casinos in
  Louisiana and Illinois and a
  racetrack in Kentucky. Plans new
  casino in Mesquite, Nevada.
Station Casinos, Inc.*                     50,000           731,250
Owner and operator of gaming
  enterprises.
                                                        -----------
                                                        $ 4,190,594
                                                        -----------
ENVIROMENTAL SERVICES - 2.6%
Sanfill Inc.*                              26,000       $   867,750
Operator of primarily solid-waste
  facilities in 16 states.
United Waste Systems, Inc.*                10,000           372,500
Provider of collection and solid-
  waste disposal services primarily
  in secondary markets.
U.S.A. Waste Services, Inc.*               35,000           660,625
Operator of solid-waste land fills
  and collection services,
  integrating several large recent
  acquisitions.
                                                        -----------
                                                        $ 1,900,875
                                                        -----------

FINANCE - 9.9%
Federal National Mortgage Association      30,000       $ 3,723,750
Leading factor in the secondary
  mortgage market.
Franklin Resources, Inc.                   20,000         1,007,500
One of the largest mutual fund
  organizations in the U.S.
MBNA Corp.                                 30,000         1,106,250
Bank holding company and world's
  leading issuer of Gold MasterCards.
T. Rowe Price Associates, Inc.             30,000         1,477,500
Investment adviser to mutual funds,
  institutions and individuals.
                                                        -----------
                                                        $ 7,315,000
                                                        -----------
HEALTHCARE - 8.0%
Astra AB ADR Series B*                     25,000       $   992,118
Swedish based, multinational
  pharmaceutical company.
Boston Scientific Corp.*                   50,000         2,450,000
Medical device manufacturer focusing
  primarily on disposable products
  used in less invasive surgery
  procedures.
MiniMed Inc.*                              60,000           750,000
Developer and manufacturer of medical
  devices focusing on diabetics.
Sofamor Danek Group, Inc.*                 50,000         1,418,750
Leading developer/manufacturer of
  spinal implant devices. Company
  markets products internationally.
Vitalink Pharmacy Services, Inc.*          12,500           290,625
Provider of pharmacy services to
  nursing homes and sub-acute care
  medical facilities.
                                                        -----------
                                                        $ 5,901,493
                                                        -----------
HOMEBUILDING - 1.3%
Southern Energy Homes, Inc.*               55,625       $   973,437
Produces customized manufactured                        -----------
  homes in facilities located in
  Alabama and Texas. Homes are sold
  in 24 states.

HOTELS & RESTAURANTS - 0.5%
LaQuinta Inns, Inc.                        15,000       $   410,625
Owner/operator of modestly priced                       -----------
  lodging chain.

INDUSTRIAL PRODUCTS - 2.6%
Greenfield Industries, Inc.                30,000       $   937,500
A leading manufacturer of expendable
  cutting tools and related products
  used in industrial applications.
Loctite Corp.                              20,600           978,500
International manufacturer of
  adhesives, sealants and related
  products.
                                                        -----------
                                                        $ 1,916,000
                                                        -----------
INSURANCE - 5.0%
American International Group               15,000       $ 1,387,500
One of the world's leading insurance
  companies, operating in 130
  countries.

Mutual Risk Management Ltd.                40,000         1,830,000
Specialty insurer focusing on
  workmen's compensation.
Renaissance Re Holdings Ltd.               15,500           470,812
Provider of catastrophy reinsurance
  services.
                                                        -----------
                                                        $ 3,688,312
                                                        -----------
PUBLISHING - 2.1%
Scholastic Corp.*                          20,000       $ 1,555,000
Publisher/distributor of children's                     -----------
  books.

RETAILING - 3.4%
Consolidated Stores Corp.*                 70,000       $ 1,522,500
Chain of close-out merchandise stores
  operating primarily under the Odd/
  Big Lots name.
Home Depot Inc.                            20,000           957,500
Operator of a chain of retail
  warehouse-type stores selling
  building supply and home
  improvement products.
                                                        -----------
                                                        $ 2,480,000
                                                        -----------
SPECIALTY CHEMICALS - 3.6%
Great Lakes Chemical Corp.                 20,000       $ 1,440,000
Leading producer of flame retardant
  and specialty intermediate
  chemicals.
Millipore Corp.                            30,000         1,233,750
Manufacturer of membrane technology
  products used for chemical analysis
  and purification.
                                                        -----------
                                                        $ 2,673,750
                                                        -----------
TRANSPORTATION - 0.8%
Midwest Express Holdings*                  20,100       $   557,775
                                                        -----------
Business oriented airline with primary hub in Milwaukee.
    TOTAL COMMON STOCKS
   (IDENTIFIED COST, $47,644,606)                       $68,312,186
                                                        -----------
-------------------------------------------------------------------
                     SHORT-TERM OBLIGATIONS - 7.6%
-------------------------------------------------------------------
                                 PRINCIPAL AMOUNT
                                   (000'S OMITTED)       VALUE
-------------------------------------------------------------------
Ford Motor Credit Co., 58s, 1/3/96        $2,641        $ 2,640,142
Melville Corp., 5.9s, 1/2/96               2,955          2,954,522
                                                        -----------
    TOTAL SHORT-TERM OBLIGATIONS, AT
      AMORTIZED COST                                    $ 5,594,664
                                                        -----------
    TOTAL INVESTMENTS (IDENTIFIED COST,
      $53,239,270)                                      $73,906,850
    OTHER ASSETS, LESS LIABILITIES - 0.0%               $    33,425
                                                        -----------
    TOTAL NET ASSETS - 100%                             $73,940,275
                                                        ===========

*Non-income producing security.
ADR -- American Depositary Receipt.

                        The accompanying notes are an
                  integral part of the financial statements

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                              December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $53,239,270)                                                     $73,906,850
  Cash                                                                     2,862
  Dividends receivable                                                    32,795
  Deferred organization expenses (Note 1D)                                11,318
                                                                     -----------
      Total assets                                                   $73,953,825
LIABILITIES:
  Payable to affiliate --
    Trustees' fees                                          $ 1,400
  Accrued expenses                                           12,150
                                                            -------
      Total liabilities                                                   13,550
                                                                     -----------
NET ASSETS applicable to investors' interest in Portfolio            $73,940,275
                                                                     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals            $53,272,695
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                     20,667,580
                                                                     -----------
      Total net assets                                               $73,940,275
                                                                     ===========


     The accompanying notes are an integral part of the financial statements

                                 STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------
                            For the Year Ended December 31, 1995
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income (net of foreign taxes, $244)                                 $   360,263
  Interest income                                                                  308,573
                                                                               -----------
    Total income                                                               $   668,836
  Expenses --
    Investment adviser fee (Note 3)                              $   435,400
    Compensation of Directors not members of the Investment
      Adviser's organization (Note 3)                                  7,486
    Custodian fee (Note 3)                                            58,731
    Printing and postage                                                 620
    Legal and accounting services                                     23,951
    Amortization of organization expenses (Note 1D)                    3,158
    Miscellaneous                                                      4,754
                                                                 -----------
        Total expenses                                                             534,100
                                                                               -----------
          Net investment income                                                    134,736
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments (identified cost basis)       $ 4,131,300
  Change in unrealized appreciation on investments                10,473,926
                                                                 -----------
        Net realized and unrealized gain on investments                         14,605,226
                                                                               -----------
          Net increase in net assets resulting from operations                 $14,739,962
                                                                               ===========


     The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                           ---------------------------------
                                             1995                1994*
                                           ------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                  $   134,736         $     55,637
    Net realized gain (loss) on
      investment transactions                4,131,300             (986,284)
    Change in unrealized appreciation
      of investments                        10,473,926            4,288,639
                                           -----------         ------------
      Net increase in net assets from
        operations                         $14,739,962         $  3,357,992
                                           -----------         ------------
  Capital transactions --
    Contributions                          $14,400,870         $104,495,403
    Withdrawals                            (19,642,929)         (43,411,023)
                                           -----------         ------------
      Increase (decrease) in net
        assets resulting from capital
        transactions                       $(5,242,059)        $ 61,084,380
                                           -----------         ------------
        Total increase in net assets       $ 9,497,903         $ 64,442,372
NET ASSETS:
  At beginning of year                      64,442,372            --
                                           -----------         ------------
  At end of year                           $73,940,275         $ 64,442,372
                                           ===========         ============



----------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------
RATIOS (As a percentage of average net assets):
  Expenses                                        0.77%            0.74%+
  Net investment income                           0.19%            0.20%+
PORTFOLIO TURNOVER                                  81%              19%

+Computed on an annualized basis.
*For the period from the start of business, August 1, 1994 to December 31, 1994.


   The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

(1) SIGNIFICANT ACCOUNTING POLICIES
Special Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or in the NASDAQ National Market are valued on the basis of the last reported sales prices on the last business day of the period. If no sale is reported on that date, a security is valued, if quoted on such a day, at not lower than the old bid price nor higher than the asked prices. Prices on such exchanges will not be used for valuing debt securities if in the Trustees judgment, some other valuation method more accurately reflects the fair market value of such a security. Securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last bid and asked prices. Short-term securities are valued at cost, which approximates market value. All other securities and assets are appraised to reflect their fair value as determined in good faith by the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $52,362,032 and $58,838,098, respectively.

------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1995, the fee amounted to $435,400. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year. At December 31, 1995, the Fund did not have an outstanding balance pursuant to the line of credit.

------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $53,239,270
                                                                   ===========
Gross unrealized appreciation                                      $22,100,411
Gross unrealized depreciation                                        1,432,881
                                                                   -----------
Net unrealized appreciation                                        $20,667,580
                                                                   ===========

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
SPECIAL INVESTMENT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Special Investment Portfolio, including the portfolio of investments, as of December 31, 1995, the related statement of operations, changes in net assets and supplementary data for the year then ended and for the period from August 1, 1994 (start of business) to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Special Investment Portfolio as of December 31, 1995, the results of its operations, changes in its net assets and supplementary data for the year then ended and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.


                                              COOPERS & LYBRAND L.L.P.


BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                         ---------------------------
                            INVESTMENT MANAGEMENT

EV TRADITIONAL       OFFICERS              TRUSTEES
SPECIAL EQUITIES     JAMES B. HAWKES       M. DOZIER GARDNER
FUND                 President, Trustee    President, Eaton Vance Management
24 Federal Street
Boston, MA 02110     CLIFFORD H. KRAUSS    DONALD R. DWIGHT
                     Vice President        President, Dwight Partners, Inc.
                                             Chairman, Newspapers of
                     JAMES L. O'CONNOR       New England, Inc.
                     Treasurer
                                           SAMUEL L. HAYES, III
                     THOMAS OTIS           Jacob H. Schiff Professor of
                     Secretary               Investment Banking, Harvard
                                             University Graduate School of
                                             Business Administration

                                           NORTON H. REAMER
                                           President and Director, United Asset
                                             Management Corporation

                                           JOHN L. THORNDIKE
                                           Director, Fiduciary Company
                                             Incorporated

                                           JACK L. TREYNOR
                                           Investment Adviser and Consultant

-------------------------------------------------------------------------------

SPECIAL INVESTMENT   OFFICERS              TRUSTEES
PORTFOLIO            JAMES B. HAWKES       M. DOZIER GARDNER
24 Federal Street    President, Trustee    President, Eaton Vance Management
Boston, MA 02110
                     CLIFFORD H. KRAUSS    DONALD R. DWIGHT
                     Vice President and    President, Dwight Partners, Inc.
                     Portfolio Manager       Chairman, Newspapers of
                     JAMES L. O'CONNOR       New England, Inc.
                     Treasurer
                                           SAMUEL L. HAYES, III
                     THOMAS OTIS           Jacob H. Schiff Professor of
                     Secretary               Investment Banking, Harvard
                                             University Graduate School of
                                             Business Administration

                                           NORTON H. REAMER
                                           President and Director, United Asset
                                             Management Corporation

                                           JOHN L. THORNDIKE
                                           Director, Fiduciary Company
                                             Incorporated

                                           JACK L. TREYNOR
                                           Investment Adviser and Consultant